EXHIBIT 99.1

FOR RELEASE September 26, 2011

SOURCE: Uni-Pixel, Inc.

UniPixel to Present at Craig-Hallum Annual Alpha Select Conference on October 6, 2011

THE WOODLANDS, Texas — September 26, 2011 — UniPixel, Inc. (NASDAQ: UNXL), a provider of UniPixel Performance Engineered Films to the touch screen, antenna, flexible printed circuit, lighting and display markets, has been invited to present at Craig-Hallum’s Annual Alpha Select Conference. The conference will be held at the Roosevelt Hotel in New York City on October 6, 2011.

UniPixel's president and chief executive officer, Reed Killion, is scheduled to present on Thursday, October 6, 2011 at 2:50 p.m. Eastern time, with one-on-one meetings held throughout the day. Killion will discuss the company's major milestones and breakthroughs with its performance engineered films, including UniBoss, a flexible electronic film technology.

For more information about the conference or to schedule a one-on-one meeting with UniPixel management, contact your Craig-Hallum representative or visit www.craighallum.com.

About Craig-Hallum Capital Group, LLC
Craig-Hallum was founded in 1997 and is owned and operated by experienced professionals who have significant knowledge and expertise in each of the company’s lines of business. The firm's professionals are committed to excellence and the success of its corporate and institutional clients and understand that bringing value to their clients is critical to Craig-Hallum’s success. Craig-Hallum’s principal activities include research, institutional sales & trading, and investment banking. For more information, visit www.craighallum.com.

About UniPixel, Inc.
Headquartered in The Woodlands, Texas, UniPixel delivers Performance Engineered Films to the Lighting & Display, and Flexible Electronics markets. UniPixel's high-volume roll-to-roll or continuous flow manufacturing process offers high-fidelity replication of advanced micro-optic structures and surface characteristics over large area, combined with a thin film conductive element. UniPixel’s newly developed UniBoss™ roll-to-roll or continuous flow printed electronics manufacturing process offers high fidelity replication of surface micro structures, advanced micro-optic structures, and conductive elements on thin film. UniPixel can provide these film-based solutions with high fidelity at a lower cost than traditional means available today. UniPixel’s strategy is to develop proprietary Performance Engineered Films for applications in large established markets that are susceptible to technology disruption and can potentially deliver UniPixel high profit growth. The company plans to sell its films for applications, such as, protective cover film, antennas, touch panel sensors, custom circuitry, etc. A key focus for UniPixel is developing electronic conductive films for use in electronic sensors for consumer and industrial applications. We are currently shipping protective cover films for personal devices. The company’s strategy is to sell its printed film-based products under the UniPixel label, private labels, and through Original Equipment Manufacturers (“OEM”) brands. UniPixel sells its films under the Clearly Superior™ or Diamond Guard™ brand, as well as private label and OEM. For further information, visit www.unipixel.com.

Forward-looking Statements
All statements in this news release that are not based on historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of our control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under Item 1A "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2010. We operate in a highly competitive and rapidly changing environment, thus new or unforeseen risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise any forward-looking statements. Readers are also urged to carefully review and consider the other various disclosures in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, as well as other public filings with the SEC since such date.

Trademarks in this release are the property of their respective owners.

Company Contact:
Jeffrey Tomz, CFO
UniPixel, Inc.
Tel 281-825-4500

Investor Relations Contact:
Liolios Group
Scott Liolios or Ron Both
Tel 949-574-3860
info@liolios.com